AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:

October 2016

For the month of October 2016, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -0.75% and a net return of -0.78%. Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of -0.76% for the month.

October gross relative performance: 0.01%

Performance for periods ended October 31, 2016 (Returns for periods exceeding one year are annualized)
	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	4.63%	4.08%	3.96%	3.36%	5.04%
HIT Total Net Rate of Return	4.27%	3.65%	3.51%	2.92%	4.59%
Barclays Capital Aggregate Bond Index	4.99%	4.37%	3.48%	2.90%	4.64%
The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance relative to the Barclays Aggregate included:

  The portfolio’s ongoing yield advantage over the Barclays Aggregate.
  Performance by agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio. Spreads to Treasuries tightened on FHA/Ginnie Mae multifamily loan certificates, but were mixed across Fannie Mae DUS security structures. FHA/Ginnie Mae permanent and construction/permanent loan certificates tightened by 10 and 20 basis points (bps), respectively. The benchmark Fannie Mae 10/9.5 widened by 2 bps, while spreads on other structures ranged from wider to tighter. The HIT had 24.7% of its portfolio invested in DUS securities across various structures at the end of October.
  The portfolio’s relative short duration to the Barclays Aggregate as interest rates rose across the curve. Two, 5-, 10-, and 30-year Treasury rates increased by 8, 16, 23, and 26 bps, respectively.

Negative impacts to the HIT’s performance included:

  Performance by corporate bonds, the best performing major sector in the Barclays Aggregate – posting an excess return of 56 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 25.9% of the index as of October 31, 2016.
  Performance by agency fixed-rate single family mortgage-backed securities (RMBS), the second best performing major sector in the index with excess returns of 2 bps. The HIT was underweight to this sector with a 14.2% allocation versus 27.7% in the Barclays Aggregate as of the end of October.
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AFL-CIO HOUSING INVESTMENT TRUST	October 2016 Performance Commentary

  The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 1, 14, 45, and 67 bps, respectively. The HIT has an overweight with respect to the index in high credit quality investments. Over 95% of the HIT portfolio had a AAA profile or carried a government or government-sponsored enterprise guarantee compared to approximately 71% for the Barclays Aggregate at the end of October.

October 2016 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-1.10%	0	6.28
Agencies	-0.47%	11	4.22
Single family agency MBS (RMBS)	-0.26%	2	3.09
Corporates	-0.81%	56	7.42
Commercial MBS (CMBS)	-0.79%	5	5.53
Asset-backed securities (ABS)	-0.03%	10	2.30
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	09/30/16	10/31/16	Change
1 Month	0.183%	0.162%	-0.020%
3 Month	0.274%	0.299%	0.025%
6 Month	0.432%	0.493%	0.061%
1 Year	0.585%	0.642%	0.056%
2 Year	0.762%	0.841%	0.079%
3 Year	0.875%	0.989%	0.114%
5 Year	1.149%	1.307%	0.157%
7 Year	1.422%	1.616%	0.193%
10 Year	1.594%	1.825%	0.231%
30 Year	2.315%	2.580%	0.264%
Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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Portfolio Data as of October 31, 2016

Net Assets	$5,949,202,557
Portfolio Effective Duration	5.322 years
Portfolio Average Coupon	3.15%
Portfolio Current Yield[1]	3.11%
Portfolio Yield to Worst	2.30%
Convexity	0.143
Maturity	9.523 years
Average Price	104.51
Number of Holdings	973

Portfolio Percentage in Each of the Following Categories: 2

Agency Single-Family MBS	19.28%
CMBS – Agency Multifamily*	63.63%
U.S. Treasury Notes/Bonds	9.36%
State Housing Permanent Bonds	5.18%
State Housing Construction Bonds	0.72%
Direct Construction Loan	0.13%
Cash & Short-Term Securities	1.70%
* Includes multifamily MBS (56.91%), AAA Private-Label CMBS (2.38%), and multifamily Construction MBS (4.34%).

Portfolio Duration Distribution, by Percentage in Each Category: 2

Cash	1.70%
0-0.99 years	11.76%
1-2.99 years	19.22%
3-3.99 years	14.95%
4-5.99 years	15.42%
6-7.99 years	16.16%
8-9.99 years	14.49%
10-14.99 years	2.84%
15-19.99 years	2.15%
Over 20 years	1.32%

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1  The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2  Percentages weighted by unfunded construction-related security purchase commitments.

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Portfolio Data (continued)

Maturity Distribution (based on average life):

0 – 1 year	5.76%
1 – 2.99 years	11.11%
3 – 4.99 years	31.54%
5 – 6.99 years	17.94%
7 – 9.99 years	21.70%
10 – 19.99 years	8.03%
Greater than 20 years	3.92%

Quality Distribution:3

U.S. Government or Agency	91.38%
AAA	2.38%
AA	4.41%
A	0.00%
Not Rated	0.13%
Cash	1.70%

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3  Percentages weighted by unfunded construction-related security purchase commitments.

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